EXHIBIT 10.3

                                PROMISSORY NOTE
                                TIME/INSTALLMENT

 $50,000.00                                                      March 26, 2002

     FOR VALUE RECEIVED, the undersigned (the "Borrower"), jointly and severally, if more than one, hereby promises to pay to the order of THE BANK OF NEW YORK (the "Bank") at its 127 E. Merrick Road, Valley Stream, New York office, Fifty Thousand and no/100 Dollars ($50,000.00).

     The principal amount of this note and interest thereon shall be payable in 60 equal consecutive installments in the amount of $988.88 each, beginning on April 26, 2002, and continuing thereafter on the 26th day of each successive month until March 26, 2007, when the entire unpaid principal balance hereof and interest thereon shall be due and payable.

     The Borrower agrees to pay interest from the date hereof on the unpaid principal balance of the loan evidenced by this note computed on the basis of 360 day year comprised of 12 thirty- day months at a rate per annum equal to 6.950%. Interest is included in the above payments.

     If any Event of Default (as hereinafter defined) shall occur and be continuing, the Borrower agrees to pay interest on the unpaid balance of the loan evidenced by this note, payable on demand, at a rate per annum equal to the higher of (i) the rate set forth above plus 2%, and (ii) the Prime Rate plus 4.00%, but not to exceed the maximum rate permitted by law. "Prime Rate" shall mean, for any day, the prime commercial lending rate of the Bank as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. The Borrower acknowledges that the Prime Rate is not the lowest rate at which the Bank may make loans or other extensions of credit.

     If any payment of principal of or interest on the loan evidenced by this note becomes payable on a Saturday, Sunday or a day on which the Bank is permitted or required by law to be closed, then such payment shall be extended to the next succeeding business day, and interest shall be payable at the rate set forth above during such extension.

     The loan evidenced by this note may be prepaid at any time without penalty, but with interest on the amount being prepaid through the date of prepayment.
If the loan evidenced by this note is payable in installments, such prepayment shall be applied to the installments thereof in the inverse order of maturity.

     The Bank is authorized to charge any deposit account of the Borrower maintained at the Bank for each principal prepayment hereof on the date made, and for each principal and interest payment hereof and any other amount due hereunder on the due date thereof.

     If any payment under this note is not received within 10 days of the due date thereof, the Borrower agrees to pay to the Bank, a fee equal to 5% of the amount of any payment of principal and/or interest not received when due, but in any event not less than $25 with respect to each such overdue payment fort he purpose of defraying the Bank's expenses incident to the handling of such delinquent payment, which shall be payable on the same day of the month as payments of interest on the loan. Such fee shall be in addition to, and not in lieu of, any other remedy that the Bank may have.

     If any of the following event (each an "Event of Default") shall occur with respect to any Obligor (which term shall include the Borrower, any guarantor hereof or any hypothecator of any collateral securing this note): (1) failure of any Obligor in the performance of any of such Obligor's covenants herein or in any instrument, document or agreement delivered in connection herewith; (2) default by any Obligor in the payment or performance of any Obligation (which term shall include any and all present or future obligations or liabilities of such Obligor to the Bank, whether incurred by such Obligor as maker, indorser, drawer, acceptor, guarantor, accommodation party, counterparty, purchaser, seller or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint and/or several, and howsoever and whensoever acquired by the Bank); (3) failure to pay when due any other indebtedness for borrowed money, acceleration of the maturity of such indebtedness or the occurrence of any event which with notice or lapse of time, or both, would permit acceleration of such indebtedness; (4) if the Obligor is an individual, the death or incompetence of such Obligor; (5) if the Obligor is not an individual, the dissolution, merger or consolidation of, or the sale or disposal of all or substantially all of the assets, of the Obligor without the prior written consent of the Bank; (6) the financial condition or credit standing of any Obligor shall be or become materially impaired in the sole opinion of the Bank or any of its officers; (7) commencement of any proceeding, procedure or other remedy supplemental to the enforcement of a judgment against any Obligor;
(8) any representation or warranty made by any Obligor or any financial or other statement of any Obligor delivered to the Bank by or on behalf of any Obligor proves to be untrue, incorrect or incomplete when made or delivered; (9) the death of the insured under any life insurance policy held as collateral by the Bank for the Obligations of any Obligor with respect to this note, or the non-payment of any premiums on any such life insurance policy; (10) the validity or enforceability of this note, any guarantee hereof or any other document delivered in connection herewith shall be contested or declared null and void or any Obligor shall deny it has any liability or obligation under or with respect to this note, any guarantee hereof or any other document delivered by it in connection herewith; or (11) any Obligor shall make payment on account of any indebtedness subordinated to the indebtedness evidenced by this note in contravention of the terms of such subordination; then the loan evidenced by this note and all accrued interest thereon shall become due and payable forthwith, upon declaration to that effect by the Bank, without notice to Borrower or any Obligor, anything contained herein or in any other document, instrument or agreement to the contrary notwithstanding. The loan evidenced by this note and accrued interest thereon shall become immediately and automatically due and payable, without presentment, demand, protest or notice of any kind, upon the commencement by or against any Obligor of a case or proceeding under any bankruptcy, insolvency or other law relating to the relief of debtors, the readjustment, composition or extension of indebtedness or reorganization or liquidation (such additional event is also referred to herein a an "Event of Default").

     All obligations of the borrower to the Bank under this note are secured pursuant to the terms of a security agreement executed by the borrower in favor of the Bank dated March 26, 2002, as such agreement may be amended or modified from time to time and any other security agreement that the Borrower shall have executed or shall at any time execute in favor of the Bank, and the Bank is entitled to all of the benefits thereof.

     The Bank shall have a lien on the balance of the Borrower now or hereafter on deposit with or held as custodian by the Bank and the Bank shall have full authority to set off such balances against the indebtedness evidenced by this note or any other Obligation of the borrower, and may at any time, without notice to the extent permitted by law, apply the same to the indebtedness evidenced by this note or such other Obligations, whether due or not.

     The Borrower agrees to pay all costs and expenses incurred by the Bank incidental to or in any way relating to the Bank's enforcement of the obligations of the Borrower hereunder or the protection of the Bank's rights in connection herewith, including, but not limited to, reasonable attorneys' fees and expenses, whether or not litigation is commenced.

     Promptly upon the Bank's request, the Borrower agrees to furnish such information (including, without limitation, financial statements and tax returns of the Borrower) to the Bank and to permit the Bank to inspect and make copies of its books and records, as the Bank shall reasonably request from time to time.

     The Borrower waives any right to claim or interpose any counterclaim or set-off of any kind in any litigation relating to this note or the transactions contemplated hereby.

     This note may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Bank.

     This note may be assigned by the Bank and its benefits shall inure to the successors, indorsees and assigns of the Bank.

     The Borrower authorizes the Bank to date this note as of the date of the making of the loan evidenced hereby and to complete any blank space herein according to the terms upon which such loan was granted.

     No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, not shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

     Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other right, remedy or power and may be exercised by the Bank at any time and form time to time.

     Every provision of this note is intended to be severable; if any term or provision of this note shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     The Borrower hereby waives presentment, demand, protest and notice of protest, non-payment or dishonor hereof.

     The Borrower represents and warrants that the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business in the State of New York; that the execution, delivery and performance of this note are within the borrower's corporate powers and have been duly authorized by all necessary action of its board of directors and shareholders; and that each person executing this note has the authority to execute and deliver this note on behalf of the Borrower.

     THE PROVISIONS OF THIS NOTE SHALL BE CONSTRUED AND INTERPRETED, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER SUBMITS TO THE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YROK IN PERSONAM AND AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS NOTE SHALL BE LITIGATED ONLY IN SAID COURTS OR COURTS LOCATED ELSEWHERE AS SELECTED BY THE BANK AND THAT SUCH COURTS ARE CONVENIENT FORUMS. THE BORROWER WAIVES PERSONAL SERVICE UPON IT AND CONSENTS TO SERVICE OF PROCESS BY MAILING A COPY THEREOF TO IT BY REGISTERED OR CERTIFIED MAIL.

     THE BORROWER AND THE BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TOTHIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.


International Freight Logistics LTD
____________________________________           Address: 4 William Street
Corporation Name                                        Lynbrook, NY 11563


By:  /s/ Laura Mischke
____________________________________
Name & Title: Laura Mischke, President



                               SECURITY AGREEMENT

                                                        March 26, 2002

     FOR VALUE RECEIVED, and in order to induce THE BANK OF NEW YORK (the "Bank"), in its discretion, to make loans or otherwise extend credit at any time, and from time to time to, or at the request of, the undersigned (the "Debtor"), whether the loans or credit so extend shall be absolute or contingent, the Debtor (jointly and severally, if more than one and whether executing the same or separate instruments) hereby grants to the Bank, as security for all present or future obligations or liabilities of any and all kinds of the Debtor to it, whether incurred by the Debtor as maker, indorser, drawer, acceptor, grantor, accommodation party, counterparty, purchaser, seller, or otherwise, whether due or to become due, secured or unsecured, absolute or contingent, joint and/or several, and howsoever or whensoever acquired by the Bank including interest accruing thereon before or after the commencement of any insolvency, bankruptcy or reorganization proceeding of the Debtor whether or not such interest is an allowable claim in any such proceeding and irrespective of the discharge or release of the Debtor in such proceeding (all of which are referred to collectively as the "Obligations"), a security interest in and a lien upon all personal property and fixtures of the Debtor or in which the Debtor has an interest wherever located and whether now or hereafter existing or now owned or hereafter acquired and whether or not subject to the Uniform commercial code (the "Code") specified in Schedule A hereto, and also including all interest, dividends and other distributions thereon paid and payable in cash or in property, and all replacements and substitutions for, and all accessions and additions to, and all products and proceeds of, all of the foregoing (all of which are referred to as the "Collateral").

     The Debtor hereby agrees to deliver to the Bank whenever called for by it such additional collateral security of a kind and of a market value satisfactory to the Bank, so that there will, at all times, be with the Bank a margin of security for the payment of all Obligations which shall be satisfactory to it. In addition to the Bank's security interest in the Collateral, it shall have, and the Debtor hereby grants to the Bank, a security interest and a lien for all the Obligations in and upon any personal property of the Debtor or in which the Debtor may have an interest which is now or may at any time hereafter come into the possession or control of the Bank, or of any third party acting on its behalf, whether for the express purpose of being used by the Bank as collateral security or held in custody or for any other or different purpose, including such personal property as may be in transit by mail or carrier for any purpose, or covered or affected by any documents in the Bank's possession or control, or in the possession or control of any third party acting on its behalf. The Debtor hereby authorizes the Bank in its discretion, at any time, whether or not the Collateral is deemed by it adequate, to appropriate and apply upon any of the Obligations, whether or not due, any of such property of the Debtor and to charge any of the Obligations against any balance of any account standing to the credit of the Debtor on the books of the Bank (said additional personal property is also referred to as the "Collateral").

     Upon failure of the Debtor to pay any Obligation when becoming or made due, in accordance with its terms, the Bank shall have, in addition to all other rights and remedies allowed by law, the right and remedies of a secured party under the Code and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without notice of intention to sell or otherwise dispose of or of time or place of sale or other disposition or of redemption or other notice or demand whatsoever to the Debtor, all of which, to the extent permitted by law, are hereby expressly waived, and without advertisement, (a) sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the Collateral upon which the Bank shall have a security interest or lien as aforesaid, or any interest which the Debtor may have therein, and (b) exercise any and all rights, options, powers, benefits or privileges given to the Bank upon any life insurance policies held as Collateral. After deducting from the proceeds of any such sale or other disposition of the Collateral all expenses (including, but not limited to, reasonable attorneys' fees and expenses, whether or not litigation is commenced, and other expenses as set forth below), the Bank shall apply the residue of such proceed toward the payment of any of the Obligations, in such order as the Bank shall elect, the Debtor remaining liable for any deficiency, plus interest thereon, remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, the Debtor hereby agrees that a notice sent at least five days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be reasonable notice of such sale or other disposition.
The Debtor also agrees to assemble the Collateral at such place or places as the Bank designates by written notice.

     At any such sale or other disposition the Bank or any other person designated by the Bank may itself purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of the Debtor, which right, to the extent permitted by law, is hereby waived and released.

     The Bank may, without any notice to the Debtor, in its discretion, whether or not any of the Obligations be due, in its name or in the name of the Debtor, demand, sue for, collect and receive any money or property at any time due, payable or receivable on or on account of or in exchange for, and may compromise, settle or extend the time of payment of, any of the demands or obligations represented by any of the Collateral, and may also exchange any of the Collateral for other property upon the reorganization, recapitalization or other readjustment of the issuer, maker or other person who is obligated on or otherwise has liabilities with respect to the Collateral, and in connection therewith may deposit any of the Collateral with any committee or depositary upon such terms a the Bank may in its discretion deem appropriate, and the Debtor does hereby constitute and appoint the Bank the Debtor's true and lawful attorney to compromise, settle or extend payment of said demands or obligations and exchange such Collateral as the Debtor might or could do personally; all without liability or responsibility for action herein authorized and taken or not taken in good faith. The Bank is entitled at any time in its discretion to notify an account debtor or the obligor on any instrument to make payment to it, regardless of whether or not the Debtor had been previously making collections on the Collateral, and the Bank may take control of any proceeds of any of the Collateral. Upon request of the Bank, the Debtor shall received and hold all proceeds of the Collateral in trust for the Bank and not commingle any collections with any of its own funds and immediately deliver such collections to the Bank.

     The Debtor agrees that the Collateral secures, and further agrees to pay on demand, all expenses (including, but not limited to, reasonable attorneys' fees and expenses, whether or not litigation is commenced, and cost of any insurance and payment of taxes or other charges) of, or incidental to, the custody, care, sale or collection of, or realization upon, any of the Collateral or in any way relating to the enforcement or protection of the rights of the Bank hereunder, whether or not litigation is commended.

     The Debtor agrees to mark its books and records as the Bank shall request in order to reflect the rights of the Bank granted herein, and the Bank may, in its sole discretion, take possession of the Collateral at any time, either prior to or subsequent to a default under any of the Obligations. The Debtor agrees to maintain such insurance on the Collateral as the Bank may require. The Bank may, without any notice to the debtor, in its discretion, and for its own benefit, lend, use, transfer or repledge with any person, firm or corporation all or any part of the Collateral by itself or commingled with the property of others, in bulk or otherwise. The Bank may, without any notice to the Debtor, sell, assign or transfer any of the Obligations and the Bank's rights and duties hereunder, and may deliver the Collateral, or any part thereof, to the assignee or transferee of any of the Obligations, who shall become vested with al the rights, remedies, powers, security interests and liens herein given to the Bank in respect thereto; and the Bank shall thereafter be relieved and fully discharged from any liability or responsibility in the premises.

     The Bank may, without any notice to the Debtor, in its discretion, transfer, or cause to be transferred, all or any part of the Collateral to its name, or to the name of its nominee, vote the Collateral so transferred, and receive income and make or receive collections, including money, thereon and hold said income and collections as Collateral or apply said income and collections to any of the Obligations, the manner and distribution of the application to be made as the Bank shall elect.

     Calls for Collateral, demand for payment or notice to the Debtor may be given by leaving same at the address given below or any other address hereafter filed with the Bank, or by mailing same to such address with the same effect as if delivered personally. Such notice given in the manner herein provided shall be effective whether or not received by the Debtor. The Debtor agrees not to change its name, any of its places of business, remove any records of the Debtor relating to any of the Collateral or move any of the Collateral without giving the Bank thirty days' prior written notice.

     With respect to the Collateral, the Bank shall be under no duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management thereof and its only duty with respect thereto shall be to use reasonable care in its custody and preservation while in its possession, which shall not include any steps necessary to preserve, obtain, secure or acquire rights or property against or from any parties.

     The Debtor authorizes the Bank at the Debtor's expense to file one or more financing statements and any amendments thereto to perfect the security interests granted herein without the Debtor's signature thereon, and the Debtor agrees to do, file, record, make, execute and deliver all such acts, deeds, things, agreement, notices, instruments and financing statements as the Bank may request in order to perfect and enforced the rights of the Bank herein.

     If at any time it is necessary in the opinion of counsel to the Bank that any or all of the securities held as Collateral (the "Pledged Securities") be registered under the Securities Act of 1933, as amended, or that an indenture with respect thereto be qualified under the Trust Indenture Act of 1939, as amended, in order to permit the sale or other disposition of the Pledged Securities, the Debtor shall at the Bank's request and at the expense of the Debtor use the best efforts of the Debtor promptly to cause the registration of the Pledged Securities and the qualification of such indenture and to continue such registration and qualification under such laws and in such jurisdictions and for as long as deemed appropriate by the Bank.

     The Debtor hereby authorizes the Bank to date this agreement as of the date of the granting of any Obligation secured hereby and to complete any blank space herein (including any schedule hereto) according to the terms upon which said Obligation was granted.

     This agreement may not be amended, or compliance with its terms waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Bank.

     No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

     Each and every right, remedy and power hereby granted to the Bank or allowed bit by law or other agreement shall be cumulative and not exclusive of any other right, remedy or power, and may be exercised by the Bank at any time and from time to time.

     This agreement may be assigned by the Bank and its benefits shall inure to the successors, indorsees and assigns of the Bank.

     This agreement shall be construed and interpreted, and all rights and obligations hereunder shall be determined, in accordance with the laws of the state of New York without regard to principles of conflict of laws.

     Unless otherwise defined or the text otherwise requires, all terms used herein shall have the meanings specified in the Code.

     Every provision of this agreement is intended to be severable; if any term or provision of this agreement shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     Any notice to the Bank shall be effective only upon receipt by the Bank and if directed to B&P Lending, P.O. Box 11287, New York, New York 10286-1287 or any other address hereafter specified by written notice from the Bank to the Debtor.

     The Debtor represents and warrants that at the time the Collateral becomes subject to the Bank's security interest, the Debtor shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in the liens, charges, security interests and encumbrances except as permitted in writing by the Bank. The Debtor represents and warrants to the Bank that any information furnished to the Bank regarding the Collateral shall be true and correct on the date hereof and is complete in all material respects.

     The Debtor represents and warrants that the undersigned is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; that the execution, delivery and performance of this agreement are within the Debtor's corporate powers and have been duly authorized by all necessary action of its board of directors and shareholders; and that each person executing this agreement has the authority to execute and deliver this agreement on behalf of the Debtor.

     THE DEBTOR SUBMITS TO THE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK IN PERSONAM AND AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TOTHIS AGREEMENT SHALL BE LITIGHATED ONLY I NSAID COURTS OR IN COURTS LOCATED ELSEWHERE AS THE BANK MAY SELECT AND THAT SUCH COURTS ARE CONVENIENT FORUMS AND WAIVES PERSONAL SERVICE UPON IT AND CONSENTS TO SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF TO IT BY REGISTERED OR CERTIFIED MAIL.

     THE DEBTOR AND THE BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


International Freight Logistics LTD                Address: 4 William Street
_____________________________________                       Lynbrook, NY 11563
Corporation Name


/s/ Laura Mischke
____________________________________
Name & Title: Laura Mischke, President




                                   SCHEDULE A

                                       TO

                               SECURITY AGREEMENT

                                   EXECUTED BY

                      International Freight Logistics LTD


     Property specifically included as "Collateral" for purposes of the within Security Agreement:


     All personal property and fixtures of the Debtor whether presently existing or existing in the future or presently owned or acquired in the future by the Debtor and whether or not subject to the Uniform Commercial Code, including, but no limited to, all goods, money, instruments, accounts, farm products, inventory, equipment, documents, chattel paper, investment property, deposit accounts, supporting obligations and general intangibles, and all interest, dividends and other distributions thereon paid and payable in cash or property, and all replacements and substitutions for, all accessions and additions to, and all products and Proceeds of, al of the foregoing.

     As used herein the term Proceeds as defined in the Uniform Commercial Code and, to the extent not otherwise included, shall include, but not be limited to,
(i) any and all proceeds of any insurance, causes and rights of action or settlements thereof, escrowed amounts or property, judicial and arbitration judgments and awards, payable to the Debtor from or in respect of any person from time to time; (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with the ownership of the collateral, including, without limitation, all dividends, interest and other amounts collected on or distributed on account of the collateral or in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the foregoing collateral by any governmental authority; (ii) all claims of the Debtor for losses or damages arising out of or relating to or for any breach of any agreements, covenants, representations or warranties or any default whether or not with respect to or under any of the foregoing collateral (without limiting any direct or independent rights of the Bank with respect to the collateral); and (iv) any and all other amount from time to time paid or payable under or in connection with the foregoing collateral.


                               GENERAL GUARANTEE

                                                     April 1, 2002

     FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by THE BANK OF NEW YORK (the "Bank") to or for the account of International Freight Logistics LTD (the "Borrower") of 4 William Street, Lynbrook, 11563 from time to time and at any time and for other good and valuable consideration and to induce the Bank, in its discretion, to make or commit to make such loans or extension of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as the Bank may deem advisable, the undersigned (jointly and severally, if more than one guarantor, whether executing the same instrument or separate instruments) absolutely and unconditionally guarantees to the Bank the prompt payment when due, whether by acceleration or otherwise, of all present or future obligations and liabilities of any and all kinds of the Borrower to the Bank and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which the Borrower or one or more parties and the Borrower is or may become liable to the Bank, whether incurred by the Borrower as maker, indorser, drawer, acceptor, guarantor, accommodation party, counterparty, purchaser, seller or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint and/or several, and howsoever or whensoever acquired by the Bank (all of which are referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity, discharge, release or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefore or of the existence of extent of such collateral or of the obligations of the undersigned under this guarantee. The Obligations shall include interest accruing thereon before or after the commencement of any insolvency, bankruptcy or reorganization proceeding in respect of the Borrower or any other guarantor of the Obligations whether or not such interest is an allowable claim in any such proceeding and irrespective of the discharge or release of the Borrower or any other guarantor in such proceeding.

     The undersigned assents that the Bank may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange, release, substitute or surrender any collateral for, renew or extend any of, or change the amount of, the Obligations or increase the interest rate thereon, and may also make any agreement with the Borrower or with any other party to or person liable on any of the Obligations or any guarantor of or hypothecator of collateral or other surety for such Obligations or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Bank and the Borrower or any such other party or person, without in any way impairing or affecting this guarantee.

     The undersigned agrees that this guarantee shall not be impaired or otherwise affected by any failure to call for, take, hold, protect or perfect, continue the perfection of or enforce any security interest in or other lien upon, any collateral for the Obligations, or by any failure to exercise, delay in the exercising or waiver of, or forbearance with respect to, any right or remedy available to the Bank with respect to the Obligations.

     The undersigned acknowledges that it has derived or expects to derive a financial or other benefit from each and every Obligation incurred by the Borrower to the Bank.

     The undersigned waives notice of the acceptance of this guarantee and of the making of any such loans or extensions of credit or the incurrence of any Obligation, presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notice of presentment, non-payment or protest and notice of any sale or other disposition of collateral security or any default of any sort.

     To secure the liabilities of the undersigned under this guarantee, the undersigned grants to the Bank a security interest in and a lien upon all personal property of the undersigned or in which the undersigned may nave an interest which is now or may at any time hereafter come into the possession or control of the Bank, or of any third party acting on behalf of the Bank, whether for the express purpose of being used by the Bank as collateral security or for custody or for any other or different purpose, including such personal property as may be in transit by mail or carrier for any purpose or covered or affected by any documents in the Bank's possession or control, or in the possession or control of any third party acting on behalf of the Bank, or any collateral which secures any other obligations of the undersigned to the Bank. The undersigned authorizes the Bank in its discretion, at any time, to appropriate and apply upon any of the liabilities of the undersigned under this guarantee any such property of the undersigned and to charge any f such liabilities against any balance of any account standing to the credit of the undersigned on the books of the Bank. To satisfy the liabilities of the undersigned under this guarantee, the Bank shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without notice of intention to sell or otherwise dispose of or of the time or place of sale or other disposition or of redemption or other notice or demand whatsoever to the undersigned, all of which are expressly waived, to the extent permitted by law, and without advertisement, sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the said collateral upon which the Bank shall have a security interest and lien as aforesaid, and after deducting from the proceeds of sale or other disposition of the said collateral all expenses (including all reasonable expenses for legal services of every kind and other expenses as set forth below), the Bank shall apply the residue of such proceeds towards the payment of any of the liabilities of the undersigned under this guarantee in such order as the Bank shall elect, the undersigned remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, the undersigned hereby agrees that notice sent at least five days before the time of any intended public sale or of the time after which any private sale or other disposition of the said collateral is to be made, shall be reasonable notice of such sale or other dispositions.

     At any such sale or other disposition the Bank or any other person designated by the Bank may itself purchase the whole or any part of the collateral sold or otherwise disposed of, free from any right of redemption on the part of the undersigned, which right, to the extent permitted by law, is hereby waived and released.

     The undersigned agrees that the aforementioned collateral secures, and further agrees to pay on demand, all expenses (including, but not limited to, reasonable attorneys' fees and expenses, whether or not litigation is commenced, and cost of any insurance and payment of taxes or other charges) of, or incidental to, the custody, care, sale or collection of, or realization upon, any of the said collateral or in any way relating to the enforcement or protection of the rights of the Bank hereunder or with respect to any of the Obligations.

     This is a continuing guarantee and shall apply to all Obligations notwithstanding that at any particular time any or all of the Obligations shall have been paid in full. This guarantee shall remain in full force and effect and be binding upon the undersigned, and the undersigned's successors and assigns, until written notice of its revocation shall actually be received by the Bank. No such revocation shall release the undersigned or affect in any manner the rights, remedies, powers, security interests and liens of the Bank under this guarantee with respect to any of the Obligations which shall have been created, contracted, assumed or incurred prior to actual receipt by the Bank of such written notice of revocation and any renewals or extensions thereof or any Obligations which shall have been created, contracted, assumed or incurred after actual receipt of such written notice pursuant to any agreement entered into by the Bank prior to actual receipt of such written notice and any renewals or extensions thereof. Any such revocation by one of the undersigned shall not affect the continuing liabilities hereunder of such of the undersigned as do not give notice of revocation. If any of the present or future Obligations are guaranteed by persons, partnerships, limited liability companies or corporations in addition to the undersigned, the death release or discharge in whole or in part, or the bankruptcy, liquidation or dissolution of one or more of them, shall not discharge or affect the liabilities of the undersigned under this guarantee.

     This guarantee shall continue to be effective, or shall be reinstated, as the case may be, if at any time payment of all or any part of any payment of any of the Obligations is rescinded or must be restored or returned by the Bank whether under any insolvency, bankruptcy, receivership or reorganization proceeding or otherwise.

     This guarantee may be assigned by the Bank and its benefits shall inure to the successors, indorsees and assigns of the Bank.

     This guarantee is a guarantee of payment and not of collection, and the Bank shall be under no obligation to take any action against the Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security securing any of the Obligations or this guarantee as a condition precedent to the undersigned being obligated to make payment and to perform as agreed herein. The undersigned hereby waives any right to claim or interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between and among the Bank, the Borrower and/or the undersigned or to seek injunctive relief.

     Promptly upon the Bank's request, the undersigned agrees to furnish such information (including financial statements and tax returns of the undersigned) to the Bank and to permit the Bank to inspect and make copies of its books and records, as the Bank shall reasonably request from time to time.

     The undersigned authorizes the Bank to date this guarantee and to complete any blank space herein according to the terms upon which this guarantee was given.

     Any notice to the Bank shall be effective only upon receipt by the Bank and if directed to B&P Lending, P.O. Box 11287, New York, New York 10286-1287 or any other address hereafter specified by written notice from the Bank to the undersigned.

     Until such time as the Bank shall have received payment in full in cash in satisfaction of all of the Obligations, the undersigned waives any right to be subrogated to the rights of the Bank with respect to the Obligations, and the undersigned waives any right to and agrees that it will not institute or take any action against the Borrower seeking contribution, reimbursement or indemnification by the Borrower with respect to any payments made by the undersigned to the Bank hereunder.

     Every provision of this guarantee is intended to be severable; if any term or provision of this guarantee shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, not shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

     Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other right, remedy or power, and may be exercised by the Bank at any time and from time to time.

     This guarantee contains the entire agreement and understanding between the Bank and the undersigned with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. This guarantee may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Bank.

     Until cash payment in full of the Obligations, the liability of the undersigned under this guarantee shall not be released.


     THIS GUARANTEE SHALL BE CONSTRUED AND INTERPRETED, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF ENW YROK WIHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. UNLESS THE

TEXT OTHERWISE REQUIRES, ALL TERMS USED HEREIN SHALL HAVE THE MEANINGS SPECIFIED IN THE UNIFORM COMMERCIAL CODE. THE UNDERSIGNED SUBMITS TO THE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK IN PERSONAM AND AGREES THAT AL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTEE SHALL BE LITIGATED ONLY IN SAID COURTS OR COURTS LOCATED ELSEWHERE AD THE BANK MAY SELECT AND THAT SUCH COURTS ARE CONVENIENT FORUMS.
THE UNDERSIGNED WAIVES PERSONAL SERVICE UPON IT AND CONSENTS TO SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF TO IT BY REGISTERED OR CERTIFIED MAIL.

     THE UNDERSIGNED AND THE BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS GUANTEE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THE OBLIGATIONS.

     IN WITNESS WHEREOF, this guarantee has been executed by the undersigned as of the date first written above.

  /s/ Laura Mischke
____________________________________           Address: 3256 Ocean Harbor Drive
Name: Laura Mischke                                     Oceanside, NY 11572


State of New York               )
                                )  ss.:
County of Nassau                )

On the 1 day of April, 2002, before me personally came Laura Mischke, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that (s)he executed the same.

                                         /s/ Rosemarie Del Grosso
                                         ___________________________________
                                         NOTARY PUBLIC